BRINKER CAPITAL DESTINATIONS TRUST
SUPPLEMENT DATED AUGUST 3, 2020,
TO THE PROSPECTUS DATED JULY 1, 2020
This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.
Change in Portfolio Management for the Destinations Municipal Fixed Income Fund
FIAM LLC (“FIAM”) is no longer a sub-adviser to the Destinations Municipal Fixed Income Fund (“Fund”). As such, all references to FIAM are removed from the Prospectus.
Seix Investment Advisors LLC has been appointed to serve as a sub-adviser to the Fund.
Accordingly, in the “Fund Summaries” section for the Fund, under the heading titled “Investment adviser,” in the chart titled “Sub-advisers and Portfolio Managers (Title)” on page 55 of the Prospectus, the following text is hereby added in the appropriate alphabetical order thereof:
Sub-advisers and Portfolio Managers (Title)	Fund’s Portfolio Manager Since
Seix Investment Advisors LLC
Dusty L. Self, Managing Director, Senior Portfolio Manager	2020
Ronald H. Schwartz, CFA, Managing Director, Senior Portfolio Manager	2020
In addition, in the “Fund Management” section, under the heading titled “Destinations Municipal Fixed Income Fund,” on page 155 of the Prospectus, the following text is hereby added in the appropriate alphabetical order thereof:
Seix Investment Advisors LLC:   Seix Investment Advisors LLC (“Seix”), located at 1 Maynard Drive, Suite 3200, Park Ridge, NJ 07656, serves as a sub-adviser to the Destinations Municipal Fixed Income Fund. Seix is a Delaware limited liability company and an indirect wholly-owned affiliate of Virtus Investment Partners, Inc., a publicly traded company. Dusty L. Self and Ronald H. Schwartz, CFA, manage the portion of the Destinations Municipal Fixed Income Fund’s assets allocated to Seix. Both members of this Tax-Exempt team joined Seix upon its integration with their predecessor firm in May 2014. Ms. Self joined the predecessor firm in 1992 and has industry experience since 1992, and Mr. Schwartz joined the predecessor firm in 1988 and has industry experience since 1982. Ms. Self is a seasoned senior portfolio manager focused on the investment grade - tax-exempt strategies. Before attaining her current position, Ms. Self worked as a portfolio specialist and then as a performance analyst. Prior to beginning her career in investment management with Seix’s predecessor firm, she worked for Barnett Bank in the Commercial Loans division. Ms. Self received a B.S. in Business Management from the University of Maryland and is member of the National Federation of Municipal Analysts and the Southern Municipal Finance Society. Mr. Schwartz is an experienced senior portfolio manager focused on the investment grade - tax-exempt strategies and is a member of the Seix Investment Policy Group. Mr. Schwartz received a B.A. in Business Administration from Adelphi University, is a CFA Charterholder and a member of the CFA Society of Orlando and the National Federation of Municipal Analysts.
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BRINKER CAPITAL DESTINATIONS TRUST

SUPPLEMENT DATED August 3, 2020,

TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”) DATED JULY 1, 2020

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

Change in Portfolio Management for the Destinations Municipal Fixed Income Fund

FIAM LLC (“FIAM”) is no longer a sub-adviser to the Destinations Municipal Fixed Income Fund (“Fund”). As such, all references to FIAM are removed from the SAI.

Seix Investment Advisors LLC has been appointed to serve as a sub-adviser to the Fund.

Accordingly, in the section titled “Portfolio Manager Disclosure,” under the heading titled “Portfolio Managers,” the following text hereby added in the appropriate alphabetical order thereof:

Seix Investment Advisors LLC

Seix Investment Advisors LLC (“Seix” or the “firm”) serves as a sub-adviser to a portion of the assets of the Destinations Municipal Fixed Income Fund. Seix is a Delaware limited liability company and an indirect wholly-owned affiliate of Virtus Investment Partners, Inc. (“Virtus”), a publicly traded company. Seix is an investment management firm dedicated exclusively to managing fixed income assets. As of March 31, 2020, Seix has $16,109 million in assets under management, including the AUM of two collateralized loan obligations managed by an affiliate of Seix that shares staff with Seix.

Compensation. Brinker Capital pays Seix a fee based on the assets under management of the Destinations Municipal Fixed Income Fund as set forth in an investment sub-advisory agreement between Seix and Brinker Capital. Seix pays its investment professionals out of its total revenues, including the sub-advisory fees earned with respect to the Destinations Municipal Fixed Income Fund.

Seix’s compensation package is composed of two components: base salary and an annual incentive award. Base salary is set at competitive market levels for comparable positions at major institutional asset management firms. In addition, there is an equity plan. A portfolio manager’s incentive compensation is based predominately on investment performance relative to relevant peer groups over the one- and three-year rolling periods. Incentive compensation awards are purposefully capped at the attainment of peer group rankings that reward competitive results, but do not encourage excessive risk taking. Consistency is the overriding objective and as such incentive compensation is capped at the attainment of the 35th percentile in a competitive institutional fixed income universe. The rationale for the aforementioned is that consistent attainment of returns within the top 35th percentile of the universe should result in top quartile performance over a full market cycle with a lower risk profile, thereby generating superior risk adjusted returns. With regard to analyst incentive compensation, it is tied to investment performance as outlined above. A qualitative review is conducted at year-end by senior portfolio managers to determine how analysts added value to the overall portfolio return through idea generation, and buy/sell recommendations within their respective industries. Seix maintains a performance oriented culture that entails a purposeful approach to total compensation for senior investment and business professionals. To that end, the primary component of total compensation is a performance oriented incentive compensation plan that is designed to explicitly align client and business interests in a way that supports measured growth of our business as our clients' assets increase.

In addition, equity ownership by employees, particularly investment professionals, including those at Seix, is an important element in the alignment of interests, and all investment professionals at Seix have equity ownership. Virtus incorporates equity awards in conjunction with its performance-based incentive compensation plans for executives and employees, including investment professionals.

Ownership of Fund Shares. As of June 30, 2020, Seix’s portfolio managers did not beneficially own any shares of the Destinations Municipal Fixed Income Fund.

Other Accounts. As of June 30, 2020, in addition to the Destinations Municipal Fixed Income Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Dusty L. Self	3	$377	0	$0	14	$435
Ronald H. Schwartz, CFA	3	$377	0	$0	14	$435

Conflicts of Interest. To identify the types of conflicts of interests that arise in the course of providing services and which may damage the interests of an advised/sub-advised fund, the firm takes into account, by way of minimum criteria, the question of whether the firm or a relevant person, or a person directly or indirectly linked by way of control to the firm, is in any of the following situations, whether as a result of providing collective portfolio management activities or otherwise:

•	The firm or that person is likely to make a financial gain, or avoid a financial loss, at the expense of the fund.
•	The firm or that person has an interest, distinct from that of the fund, in the outcome of a service or an activity provided to the fund or another client, or of a transaction carried out on behalf of the fund or another client.
•	The firm or that person has a financial or other incentive to favor the interest of another client or group of clients over the interests of the fund.
•	The firm or that person carries out the same activities for the fund and for another client or clients, which are not funds.
•	The firm or that person receives or will receive from a person, other than the fund, an inducement in relation to collective portfolio management activities provided to the fund, in the form of monies, goods, or services, other than the standard commission or fee for that service.

When identifying the types of conflict of interests, the firm takes into account the interests of the firm, including those deriving from its affiliation with Virtus or from the performance of services and activities, the interests of the clients, and the duty of the firm towards the fund, and the interests of two or more managed funds. The firm identifies, eliminates or mitigates, and manages potential conflicts through its policies and procedures, established committees, and monitoring program.

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